Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

AND

PRINCIPAL FINANCIALS OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Clifford J. Perry, Chief Executive Officer and Chief Financial Officer of Freedom Leaf Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2017	By:	/s/ Clifford J. Perry
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)